UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  October 14, 2016 (October 11, 2016)

HARTE HANKS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-7120	74-1677284
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

9601 McAllister Freeway, Suite 610

San Antonio, Texas  78216

(210) 829-9000

(Address of principal executive offices and Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02          Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On October 11, 2016, the Board of Directors of Harte Hanks, Inc. (the “Company”) amended the Company’s Amended & Restated Restoration Pension Plan to provide that the funding of a rabbi trust (to fund participants’ benefits) upon a change of control (as defined therein) is discretionary rather than mandatory.

The foregoing description of the amendment to the Company’s Amended & Restated Restoration Pension Plan is subject to and qualified in its entirety by reference to the full text of such amendment which is filed as Exhibit 10.1 hereto and is incorporated herein by reference.

Item 9.01          Financial Statements and Exhibits

(d)        Exhibits. The following exhibit is being filed herewith.

10.1        First Amendment to the Harte Hanks, Inc. Amended & Restated Restoration Pension Plan, dated October 11, 2016

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HARTE HANKS, INC.

Dated:	October 14, 2016

By:	/s/ Robert L. R. Munden
	Name:	Robert L.R. Munden
	Title:	Executive Vice President,
General Counsel & Secretary

Exhibit Index

Exhibit No.	Description

10.1	First Amendment to the Harte Hanks, Inc. Amended & Restated Restoration Pension Plan, dated October 11, 2016